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                                                                    EXHIBIT 10.2



                           BACKWEB TECHNOLOGIES LTD.
                      1996 UNITED STATES STOCK OPTION PLAN


                                  ARTICLE ONE
                               GENERAL PROVISIONS


I.      PURPOSE OF THE PLAN

                This 1996 United States Stock Option Plan is intended to promote the interests of BackWeb Technologies Ltd., an Israeli corporation, by providing eligible persons with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation.

                Capitalized terms shall have the meanings assigned to such terms in the attached Appendix.

II.     ADMINISTRATION OF THE PLAN

        A. Administration of the Plan may, at the Board's discretion, be vested in the Committee, or the Board may retain the power to administer the Plan with respect to all persons. The members of the Committee may be Board members who are Employees eligible to receive discretionary option grants under the Plan or any stock option, stock appreciation, stock bonus or other stock plan of the Corporation (or any other member of the BRM Group).

        B. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may also at any time terminate the functions of the Committee and reassume all powers and authority previously delegated to such Committee.

        C. The Plan Administrator shall, within the scope of its administrative functions under the plan, have full power and authority to establish such rules and regulations as it may deem appropriate for proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of such Plan and any outstanding options thereunder as it may deem necessary or advisable. Decisions of the Plan Administrator within the scope of its administrative functions under the Plan shall be final and binding on all parties who have an interest in the Plan under its jurisdiction or any option thereunder.

        D. Service on the Committee shall constitute service as a Board member, and members of each such committee shall accordingly be entitled to full indemnification and


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reimbursement as Board members for their service on such committee. No member of the Committee shall be liable for any act or omission made in good faith with respect to the Plan or any option grants made under the Plan.

III. ELIGIBILITY

     A.   The persons eligible to participate in the Plan are as follows:

          (i)       employees of the BRM Group,

          (ii) non-employee members of the board of directors of any member of the BRM Group, and

          (iii) consultants and other independent advisors who provide services to the Corporation (or any other member of the BRM Group).

     B. The Plan Administrator shall, within the scope of its administrative jurisdiction under the Plan, have full authority (subject to the provisions of the Plan) to determine, with respect to the option grants under the Plan, which eligible persons are to receive option grants, the time or times when such option grants are to be made, the number of shares to be covered by each such grant, the status of the granted option as either an Incentive Option or a Non-Statutory Option, the time or times at which each option is to become exercisable and the vesting schedule (if any) applicable to the option shares and the maximum term for which the option is to remain outstanding.

IV.  SHARES SUBJECT TO THE PLAN

     A. The shares issuable under the Plan shall be authorized but unissued Ordinary Shares. The maximum number of Ordinary Shares which may be issued over the term of the Plan shall not exceed 12,460,067 shares.

     B. Ordinary Shares subject to outstanding options shall be available for subsequent issuance under the Plan to the extent (i) the options expire or terminate for any reason prior to exercise in full or, (ii) the options are canceled in accordance with the cancellation-regrant provisions of Article Two. All shares issued under the Plan, whether or not those shares are subsequently purchased by the Corporation or its designee pursuant to the purchase rights under the Plan, shall reduce on a share-for-share basis the number of Ordinary Shares available for subsequent issuance under the Plan.

     C. Should any change be made to the Ordinary Shares (or, prior to the Section 12(g) Registration Date, to the Corporation's equity securities into which the Ordinary Shares are convertible on the Section 12(g) Registration
Date) by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Ordinary Shares (or, prior to the Section 12(g) Registration Date, to the Corporation's equity securities into which the Ordinary Shares

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are convertible on the Section 12(g) Registration Date) as a class without the
Corporation's receipt of consideration, appropriate adjustments shall be made to
(i) the maximum number and/or class of securities issuable under the Plan, (ii) the number and/or class of securities for which any one person may be granted options per calendar year or over the term of the Plan, and (iii) the number and/or class of securities and the exercise price per share in effect under each outstanding option in order to prevent the dilution or enlargement of benefits thereunder. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

                                  ARTICLE TWO
                              OPTION GRANT PROGRAM

I.   OPTION TERMS

          Each option shall be evidenced by one or more documents in the form approved by the Plan Administrator, provided, however, that each such document shall comply with the terms specified below. Each document evidencing an Incentive Option shall, in addition, be subject to the provisions of the Plan applicable to such options.

     A.   EXERCISE PRICE.

          1. The exercise price per share shall be fixed by the Plan Administrator but shall not be less than eighty-five percent (85%) of the Fair Market Value per Ordinary Share on the option grant date.

          2. The exercise price shall become immediately due upon exercise of the option and shall, subject to the provisions of Section I of Article Three and the documents evidencing the option, be payable in cash or check made payable to the Corporation. The option may also be exercised for vested shares through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Israeli and Federal, state and local income and employment taxes required to be withheld by the Corporation by reason of such exercise, and (b) the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction. Except to the extent the sale and remittance procedure is used, payment of the exercise price for the purchased shares must be made on the Exercise Date.

     B. EXERCISE AND TERM OF OPTIONS. Each option shall be exercisable at such time or times, during such period and for such number of shares as shall be determined by

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the Plan Administrator and set forth in the documents evidencing the option.
However, no option shall have a term in excess of seven (7) years measured from the option grant date.

     C.   EFFECT OF TERMINATION OF SERVICE.

          1. The following provisions shall govern the exercise of any options held by the Optionee at the time of cessation of Service or death:

               (i) Any option exercisable in whole or in part at the time of the Optionee's cessation of Service for any reason shall remain exercisable for a period of 50 days following such cessation of Service, but no such option shall be exercisable after the expiration of the option term.

               (ii) Any option exercisable in whole or in part by the Optionee at the time of death may be subsequently exercised by the personal representative of the Optionee's estate or by the person or persons to whom the option is transferred pursuant to the Optionee's will or in accordance with the laws of descent and distribution.

               (iii) During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of vested shares for which the option is exercisable on the date of the Optionee's cessation of Service. Upon the expiration of the applicable exercise period or (if earlier) upon the expiration of the option term, the option shall terminate and cease to be outstanding for any vested shares for which the option has not been exercised. However, the option shall, immediately upon the Optionee's cessation of Service, terminate and cease to be outstanding to the extent it is not exercisable for vested shares on the date of such cessation of Service.

               (iv) Should the Optionee's Service be terminated for Misconduct, then all outstanding options held by the Optionee shall terminate immediately and cease to be outstanding.

               (v)   In the event of a Corporate Transaction, the provisions of
Section III of this Article Two shall govern the period for which the outstanding options are to remain exercisable following the Optionee's cessation of Service and shall supersede any provisions to the contrary in this section.

          2. The Plan Administrator shall have the discretion, exercisable either at the time an option is granted or at any time while the option remains outstanding, to:

               (i) extend the period of time for which the option is to remain exercisable following the Optionee's cessation of Service from the period otherwise in effect for that option to such greater period of time as the Plan Administrator shall deem appropriate, but in no event beyond the expiration of the option term, and/or



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          (ii)  permit the option to be exercised, during the applicable post-Service exercise period, not only with respect to the number of vested Ordinary Shares for which such option is exercisable at the time of the Optionee's cessation of Service but also with respect to one or more additional installments in which the Optionee would have vested under the option had the Optionee continued in Service.

     D. SHAREHOLDER RIGHTS. The holder of an option shall have no shareholder rights with respect to the shares subject to the option until such person shall have exercised the option, paid the exercise price and become a holder of the purchased shares.

     E. RIGHT OF FIRST REFUSAL. Should an Optionee who has exercised Options or Ordinary Shares wish to sell or otherwise transfer his or her Ordinary Shares acquired upon the exercise of Options prior to the Section 12(g) Registration Date, the Corporation or its designee shall have a right of first refusal on such Ordinary Shares. The terms upon which such right of first refusal shall be exercisable (including the periods and procedures for exercise) shall be established by the Plan Administrator and set forth in the document evidencing such right of first refusal.

     F. LIMITED TRANSFERABILITY OF OPTIONS. During the lifetime of the Optionee, the options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee's death. However, a Non-Statutory Option may be assigned (i) to a member of the immediate family of the Optionee or to a trust established for the benefit of one or more members of the immediate family of the Optionee, provided that the assignment shall not be effective until approved in writing by the Plan Administrator, or (ii) in accordance with terms approved in advance by the Plan Administrator. The terms applicable to the assigned option (or portion thereof) shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.

II.  INCENTIVE OPTIONS

     The terms specified below shall be applicable to all Incentive Options. Except as modified by the provisions of this Section II, all the provisions of Articles One, Two and Three shall be applicable to Incentive Options. Options which are specifically designated as Non-Statutory Options when issued under the Plan shall not be subject to the terms of this Section II.

     A.   ELIGIBILITY. Incentive Options may be granted only to Employees.

     B. EXERCISE PRICE. The exercise price per share shall not be less than one hundred percent (100%) of the Fair Market Value per Ordinary Share on the option grant date.


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     C.    TEN PERCENT SHAREHOLDER. To the extent required by Code Section 422, if any Employee to whom an Incentive Option is granted is a Ten Percent Shareholder, then the exercise price per share shall not be less than one hundred ten percent (110%) of the Fair Market Value per Ordinary Share on the option grant date, and the option term shall not exceed five (5) years measured from the option grant date.

III. CORPORATE TRANSACTION/CHANGE IN CONTROL

     A. Immediately following the consummation of a Corporate Transaction, all outstanding options shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation (or parent thereof).

     B. The Plan Administrator shall have the discretion, exercisable either at the time the option is granted or at any time while the Option remains outstanding, to provide for the acceleration of one or more outstanding Options upon the occurrence of a Corporate Transaction, whether or not those Options are to be assumed or replaced (or those repurchase rights are to be assigned) in the Corporate Transaction. The Plan Administrator shall have the discretion, exercisable either at the time the Option is granted or at any time while the Option remains outstanding, to (i) provide for the automatic acceleration of one or more outstanding Options upon the occurrence of a Change in Control or
(ii) condition any such Option acceleration upon the subsequent Involuntary Termination of the Optionee's Service within a specified period following the effective date of such Change in Control. Any Options accelerated in connection with a Change in Control shall remain fully exercisable until the expiration or sooner termination of the Option term.

     C. Each option which is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply to the number and class of securities which would have been issuable to the Optionee in consummation of such Corporate Transaction had the option been exercised immediately prior to such Corporate Transaction. Appropriate adjustments shall also be made to (i) the number and class of securities available for issuance under the Plan on both an aggregate and per Optionee basis following the consummation of such Corporate Transaction and (ii) the exercise price payable per share under each outstanding option, provided the aggregate exercise price payable for such securities shall remain the same.

     D. The portion of any Incentive Option accelerated in connection with a Corporate Transaction or Change in Control shall remain exercisable as an Incentive Option only to the extent the applicable One Hundred Thousand Dollar limitation is not exceeded. To the extent the such dollar limitation is exceeded, the accelerated portion of such option shall be exercisable as a Non-Statutory Option under the Federal tax Laws.

     E. The grant of options under the Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business


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structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

IV.  CANCELLATION AND REGRANT OF OPTIONS

     The Plan Administrator shall have the authority to effect, at any time and from time to time, with the consent of the affected option holders, the cancellation of any or all outstanding options under the Plan and to grant in substitution new options covering the same or different number of Ordinary Shares but with an exercise price per share based on the Fair Market Value per Ordinary Share on the new option grant date.

                                 ARTICLE THREE
                                 MISCELLANEOUS

I.   FINANCING

     A. The Plan Administrator may permit any Optionee to pay the option exercise price under the Plan by delivering a promissory note payable in one or more installments. The terms of any such promissory note (including the interest rate and the terms of repayment) shall be established by the Plan Administrator in its sole discretion. Promissory notes may be authorized with or without security or collateral. In all events, the maximum credit available to the Optionee may not exceed the sum of (i) the aggregate option exercise price payable for the purchased shares, plus (ii) any Israeli and United States Federal, state and local income and employment tax liability incurred by the Optionee in connection with the option exercise.

     B. The Plan Administrator may, in its discretion, determine that one or more such promissory notes shall be subject to forgiveness by the Corporation in whole or in part upon such terms as the Plan Administrator may deem appropriate.

II.  EFFECTIVE DATE AND TERM OF THE PLAN

     A. The Plan shall become effective on the Plan Effective Date and options may be granted under the Plan from and after the Plan Effective Date. However, no options granted under the Plan may be exercised until the Plan is approved by the Corporation's shareholders. If such shareholder approval is not obtained within twelve (12) months after the Plan Effective Date, then all options previously granted under this Plan shall terminate and cease to be outstanding, and no further options shall be granted and no shares shall be issued under the Plan.

     B.   The Plan shall terminate upon the earliest of (i) November 1, 2006,
(ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of the options under the Plan, or
(iii) the termination of all out-


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standing options in connection with a Corporate Transaction. Upon such Plan termination, all options outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the documents evidencing such options.

III.  AMENDMENT OF THE PLAN

      A. The Board shall have complete and exclusive power and authority to amend or modify the Plan in any or all respects. However, no such amendment or modification shall adversely affect the rights and obligations with respect to options at the time outstanding under the Plan unless the Optionee consents to such amendment or modification. In addition, the Board shall not, without the approval of the Corporation's shareholders, (i) materially increase the maximum number of shares issuable under the Plan or the maximum number of shares for which any one person may be granted options in the aggregate over the term of the Plan, except for permissible adjustments in the event of certain changes in the Corporation's capitalization, (ii) materially modify the eligibility requirements for Plan participation, or (iii) materially increase the benefits accruing to Plan participants.

      B. Options to purchase Ordinary Shares may be granted under the Plan that are in excess of the number of shares then available for issuance under the Plan, provided any excess shares actually issued under those programs are held in escrow until there is obtained shareholder approval of an amendment sufficiently increasing the number of Ordinary Shares available for issuance under the Plan. If such shareholder approval is not obtained within twelve (12) months after the date the first such excess issuances are made, then (i) any unexercised options granted on the basis of such excess shares shall terminate and cease to be outstanding, and (ii) the Corporation shall promptly refund to the Optionees the exercise price paid for any excess shares issued under the Plan and held in escrow, without interest, and such shares shall thereupon be automatically canceled and cease to be outstanding.

IV.   USE OF PROCEEDS

           Any cash proceeds received by the Corporation from the sale of Ordinary Shares under the Plan shall be used for general corporate purposes.

V.    REGULATORY APPROVALS

      A. All of the provisions of this Plan are subject to the provisions of Israeli law. Any provision of this Plan that is inconsistent with Israeli law shall be deemed to be stricken from the Plan, without affecting the validity of any other provision.

      B. The implementation of the Plan, the granting of any option under the Plan and the issuance of any Ordinary Shares upon the exercise of any option shall be subject to the Corporation's procurement of all approvals and permits required by regulatory



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authorities having jurisdiction over the Plan, the options granted under it and the Ordinary Shares issued pursuant to it.

      C. No Ordinary Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Israeli law and United States Federal and state securities laws, and all applicable listing requirements of any Stock Exchange (or Nasdaq, if applicable) on which the Ordinary Shares are then listed for trading.

VI.   NO EMPLOYMENT/SERVICE RIGHTS

            Nothing in the Plan shall confer upon the Optionee any right to continue in Service for any period of specific duration or interfere with or otherwise restrict in any way the rights of the Corporation (or any other member of the BRM Group employing or retaining such person) or of the Optionee, which rights are hereby expressly reserved by each, to terminate such person's Service at any time for any reason, with or without cause.


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                                    APPENDIX
                                    --------



            The following definitions shall be in effect under the Plan:


      A.    BOARD shall mean the Corporation's Board of Directors.

      B. BRM GROUP shall mean the Corporation and any other company that directly or indirectly controls, is controlled by or is under common control with BRM Technologies Ltd., an Israeli company.

      C. CHANGE IN CONTROL shall mean a change in ownership or control of the Corporation effected through either of the following transactions:

                  (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation), of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, or

                 (ii) a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time the Board approved such election or nomination.

      D. CODE shall mean the United States Internal Revenue Code of 1986, as amended.

      E. COMMITTEE shall mean a committee of two (2) or more Board members appointed by the Board of Directors to administer the Plan.

      F. CORPORATE TRANSACTION shall mean either of the following stockholder-approved transactions to which the Corporation is a party:

                  (i) a merger or consolidation in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction; or


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          (ii) the sale, transfer or other disposition of all or substantially all of the Corporation's assets in complete liquidation or dissolution of the Corporation.

     G. CORPORATION shall mean BackWeb Technologies Ltd., an Israeli corporation.

     H. EMPLOYEE shall mean an individual who is in the employ of the Corporation (or any other member of the BRM Group), subject to the control and direction of the employer entity as to both the work to be performed and the manner and method of performance.

     I. EXERCISE DATE shall mean the date on which the Corporation shall have received written notice of the option exercise.

     J. FAIR MARKET VALUE per Ordinary Share on any relevant date shall be determined in accordance with the following provisions:

          (i) If the Ordinary Shares are at the time traded on Nasdaq, then the Fair Market Value shall be the closing price per Ordinary Share on the date in question, as such price is reported by the National Association of Securities Dealers on Nasdaq or any successor system. If there is no closing price for the Ordinary Shares on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (ii) If the Ordinary Shares are at the time listed on any Stock Exchange, then the Fair Market Value shall be the closing selling price per Ordinary Share on the date in question on the Stock Exchange determined by the Plan Administrator to be the primary market for the Ordinary Shares, as such price as officially quoted in the composite tape of transactions on such exchange. If there is no closing selling price for the Ordinary Shares on the date in question, then the Fair Market Value shall be the closing selling price on the last preceding date for which such quotation exists.

          (iii) For purposes of option grants made on the date the Underwriting Agreement is executed and the initial public offering price of the Ordinary Shares is established, the Fair Market Value shall be deemed to be equal to the established initial offering price per share. For purposes of option grants made prior to such date, the Fair Market Value shall be determined by the Plan Administrator after taking into account such factors as the Plan Administrator shall deem appropriate.

     K. HOSTILE TAKE-OVER shall mean a change in ownership of the Corporation effected through the following transaction:






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          (i)  the acquisition, directly or indirectly, by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation's outstanding securities pursuant to a tender or exchange offer made directly to the Corporation's stockholders which the Board does not recommend such stockholders to accept, and

          (ii) more than fifty percent (50%) of the securities so acquired are accepted from persons other than Section 16 Insiders.

     L. INCENTIVE OPTION shall mean an option which satisfies the requirements of Code Section 422.

     M. INVOLUNTARY TERMINATION shall mean the termination of the Service of any individual which occurs by reason of:

          (i) such individual's involuntary dismissal or discharge by the Corporation for reasons other than Misconduct, or

          (ii) such individual's voluntary resignation following (A) a change in his or her position with the Corporation which materially reduces his or her level of responsibility, (B) a reduction in his or her level of compensation (including base salary, fringe benefits and participation in corporate-performance based bonus or incentive programs) by more than fifteen percent (15%) or (C) a relocation of such individual's place of employment by more than fifty (50) miles, provided and only if such change, reduction or relocation is effected by the Corporation without the individual's consent.

     N. MISCONDUCT shall mean the commission of any act or fraud, embezzlement or dishonesty by the Optionee, any unauthorized use or disclosure by such person of confidential information or trade secrets of the Corporation (or any other member of the BRM Group), or any other intentional misconduct by such person adversely affecting the business or affairs of the Corporation (or any other member of the BRM Group) in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Corporation (or any other member of the BRM Group) may consider as grounds for the dismissal or discharge of any Optionee or other person in the Service of the Corporation (or any other member of the BRM Group).

     O. 1934 ACT shall mean the United States Securities Exchange Act of 1934, as amended.

     P. NON-STATUTORY OPTION shall mean an option not intended to satisfy the requirements of Code Section 422.

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     Q.   OPTIONEE shall mean any person to whom an option is granted under the
Plan.

     R.   ORDINARY SHARE shall mean the Corporation's Ordinary Shares.

     S. PERMANENT DISABILITY OR PERMANENTLY DISABLED shall mean the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

     T. PLAN shall mean the Corporation's 1996 United States Stock Option Plan, as set forth in this document.

     U. PLAN ADMINISTRATOR shall mean the particular entity, whether the Board or the Committee, which is authorized to administer the Plan with respect to one or more classes of eligible persons, to the extent such entity is carrying out its administrative functions under those programs with respect to the persons under its jurisdiction.

     V.   PLAN EFFECTIVE DATE shall mean ____________, 1996.

     W. SECTION 12(g) REGISTRATION DATE shall mean the first date on which the Corporation's equity securities are registered under Section 12(g) of the 1934 Act.

     X. SERVICE shall mean the provision of services to the Corporation (or any other member of the BRM Group) by a person in the capacity of an Employee, a non-employee member of the board of directors or a consultant or independent advisor, except to the extent otherwise specifically provided in the documents evidencing the option grant.

     Y. STOCK EXCHANGE shall mean the New York Stock Exchange, the American Stock Exchange, the Tel-Aviv Stock Exchange and any other securities market certified by the Plan Administrator.

     Z. TAKE-OVER PRICE shall mean the greater of (i) the Fair Market Value per Ordinary Share on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (ii) the highest reported price per Ordinary Shares paid by the tender offeror in effecting such Hostile Take-Over. However, if the surrendered option is an Incentive Option, the Take-Over Price shall not exceed the clause (i) price per share.

     AA. TAXES shall mean the Israeli and United States Federal, state and local income and employment tax liabilities incurred by the holder of Non-Statutory Options or unvested Ordinary Shares in connection with the exercise of those options or the vesting of those shares.


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     BB.  TEN PERCENT STOCKHOLDER shall mean the owner of stock (as determined under Code Section 424(d) possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Corporation (or any other member of the BRM Group).

     CC. UNDERWRITING AGREEMENT shall mean the agreement between the Corporation and the underwriter or underwriters managing the initial public offering of the Corporation's equity securities.

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